UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2015
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)     The annual meeting of stockholders of Booz Allen Hamilton Holding Corporation (the “Company”) was held on July 30, 2015.

(b)    The stockholders elected all of the Company’s nominees for director and ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the Company’s fiscal year 2016. The stockholders voted on these matters as follows:

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Horacio D. Rozanski	107,820,694	22,371,019	10,713,771
Gretchen W. McClain	128,160,444	2,031,269	10,713,771
Ian Fujiyama	101,299,074	28,892,639	10,713,771
Mark Gaumond	128,682,297	1,509,416	10,713,771

Proposal 2: The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2016.

For	140,094,436
Against	371,196
Abstain	439,852

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY: /s/ Kevin L. Cook
Kevin L. Cook
Executive Vice President, Chief Financial Officer and Treasurer
Date: July 31, 2015